Exhibit 99.1

Contacts:

Media: Lauren Burk at 703-469-1004 or lburk@fbr.com

Investors: Paul Beattie at 703-312-9673 or pbeattie@fbr.com

FBR Announces Third Quarter 2006 Financial Results

ARLINGTON, VA, November 2, 2006 – Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today announced its results for the quarter ended September 30, 2006. The company reported a net after-tax loss for the quarter of $67.4 million, or $0.39 per share (diluted), compared to after-tax earnings of $23.0 million, or $0.14 per share (diluted), for the third quarter of 2005. FBR’s net after-tax loss for the first nine months of 2006 was $71.1 million, or $0.41 per share (diluted), compared to earnings of $100.7 million, or $0.59 per share (diluted), for the first nine months of 2005. The company’s consolidated equity was $1.2 billion at the end of the third quarter, resulting in core book value net of Accumulated Other Comprehensive Income (AOCI) of $6.851.

Principal Investments

As of September 30, 2006, FBR made a determination in evaluating its mortgage investments and strategy to reclassify the mortgage loan portfolio held at the real estate investment trust (REIT). As a result of this change, FBR has recorded its investment in this portfolio at the lower of cost or market, and consequently the company recognized a $146.8 million non-cash mark-to-market write-down in the value of this mortgage loan portfolio. The write-down of the mortgage portfolio signals the company’s decision not to hold that portfolio to maturity and an intention to redeploy the capital invested in that portfolio more rapidly than if the portfolio were held to maturity.

In addition, FBR made a determination in evaluating its merchant banking portfolio to recognize as “other than temporary impairments” the amounts by which the fair value of certain of its merchant banking investments were below their respective cost bases. At the close of the quarter, FBR recognized a $20 million non-cash write-down of equity positions in its merchant banking portfolio, the majority of which involve companies doing business in the non-prime mortgage sector.

FBR Capital Markets

FBR Capital Markets Corporation, a consolidated taxable subsidiary formed in the second quarter of 2006, acts as a holding company for FBR’s capital markets operations – investment banking, institutional brokerage, research, and its asset management businesses, including FBR-sponsored mutual funds and private wealth management.

In July, FBR Capital Markets Corporation sold shares of its common stock to institutional investors in a private transaction valued at $270 million, giving the newly formed subsidiary an initial market value of approximately $960 million. FBR Group, which retains a beneficial ownership interest of 71.9% in FBR Capital Markets, recorded a net gain of $121.5 million as a result of the cash received in the transaction.

Equity capital markets revenues for the third quarter totaled $36.7 million, down from $113.0 million in the third quarter of 2005, and FBR Capital Markets had an overall net after-tax loss of $19.2 million during the quarter. The net loss for FBR Capital Markets, exclusive of expenses associated with the July capital raise and other nonrecurring items, was $12 million. FBR’s banking revenues for the quarter were unusually low, consistent with the industry’s relatively slow third quarter for new equity issues. The firm believes this to be an anomaly and, in support of that view, the company has already generated more banking revenue during October than in the entire third quarter. Further, the company’s current investment banking pipeline, including transactions expected to close in the fourth quarter, is strong. The pipeline includes transactions across all of our eight vertical industry groups.

FBR Capital Markets finished the quarter with approximately $475 million in equity and over $300 million of cash on its balance sheet. This capital will help to facilitate the continued execution of the company’s strategic plan, involving the build-out of its mergers and acquisitions capability, the continued strengthening of its industry groups, and growth in its asset management business.

First NLC

FNLC generated a net after-tax loss of $7.4 million during the quarter, the result of a $23 million loss provision. The total provision includes $17.5 million of additional reserves related to the impact of an industry-wide increase in requests for buy-backs of loans related to early pay defaults. Without this additional reserve, FNLC would have realized net after-tax earnings of about $3.0 million. FNLC originated over $2 billion in loans in the third quarter, as compared to $1.6 billion in loan originations for the third quarter of 2005, and maintained its cost to originate below 2%.

“Clearly the last year has been both challenging and disappointing for the company and its shareholders,” said Eric F. Billings, FBR Chairman and Chief Executive Officer. “However, the non-cash write-down of our mortgage loan and merchant banking portfolios should position our balance sheet to now generate higher and more consistent returns. We further believe that First NLC is poised to generate meaningful returns for the company. Additionally, despite an unusually slow third quarter in our capital markets business, we are optimistic about the near term and longer term prospects for this franchise. We are continuing to execute against our strategic plan and look forward to working with Crestview Partners in their role as board members and investors in FBR Capital Markets. These actions, we believe, position all three of our core businesses to provide sustainable profitability for the company.”

The firm will host an earnings conference call this morning, Thursday, November 2, 2006 at 9:00 A.M. U.S. EST. Investors wishing to listen to the earnings conference call at 9:00 A.M. U.S. EST may do so via the web at:
http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome.

Replays of the webcast will be available following the call.

Friedman, Billings, Ramsey Group, Inc. provides investment banking*, institutional brokerage*, asset management, and private wealth services through its operating subsidiaries and invests in mortgage-related assets and merchant banking opportunities. FBR focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy and natural resources, financial institutions, healthcare, insurance, real estate, and technology, media and telecommunications. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, Va., Boston, Dallas, Houston, Irvine, London, New York, Phoenix and San Francisco. Friedman, Billings, Ramsey Group, Inc. is the parent company of First NLC Financial Services, Inc., a non-conforming residential mortgage originator headquartered in Deerfield Beach, Florida. For more information, see http://www.fbr.com.

*Friedman, Billings, Ramsey & Co., Inc.

1Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of our market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company’s Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follows.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Quarter ended September 30,
	2006	%	2005	%
REVENUES:
Investment banking:
Capital raising	$6,852	-8.3%	$86,035	48.2%
Advisory	5,826	-7.0%	3,026	1.7%
Institutional brokerage:
Agency commissions and principal transactions	22,730	-27.5%	24,793	13.9%
Mortgage trading interest	13,845	-16.7%	11,304	6.3%
Mortgage trading net investment loss	(1,546)	1.9%	(2,401)	-1.3%
Asset management:
Base management fees	4,880	-5.9%	7,914	4.4%
Incentive allocations and fees	(31)	0.0%	832	0.5%
Principal investment:
Interest	150,649	-182.0%	144,401	80.8%
Net investment (loss) income	(170,621)	206.1%	4,866	2.7%
Dividends	4,750	-5.7%	8,772	4.9%
Mortgage Banking:
Interest	22,476	-27.1%	27,280	15.3%
Net investment income	16,092	-19.5%	17,600	9.9%
Other	6,540	-8.0%	5,479	3.0%

Total revenues	82,442	-99.7%	339,901	190.3%
Interest expense	165,237	-199.7%	156,373	87.6%
Provision for loan losses	—	0.0%	4,890	2.7%

Revenues, net of interest expense and provision for loan losses	(82,795)	100.0%	178,638	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	69,405	-83.8%	88,348	49.5%
Professional services	14,308	-17.3%	16,158	9.0%
Business development	7,577	-9.2%	8,815	4.9%
Clearing and brokerage fees	2,917	-3.5%	2,363	1.3%
Occupancy and equipment	12,909	-15.5%	9,397	5.4%
Communications	6,471	-7.8%	5,561	3.1%
Other operating expenses	23,291	-28.1%	16,861	9.4%

Total non-interest expenses	136,878	-165.2%	147,503	82.6%

Operating (loss) income	(219,673)	265.2%	31,135	17.4%

OTHER INCOME:
Gain on sale of subsidiary shares	121,511	-146.8%	—	0.0%

Net (loss) income before income taxes and minority interest	(98,162)	118.6%	31,135	17.4%

Income tax (benefit) provision	(26,062)	31.5%	8,090	4.5%
Minority interest in loss of consolidated subsidiary	(4,708)	5.7%	—	0.0%

Net (loss) income	$(67,392)	81.4%	$23,045	12.9%

Basic (loss) earnings per share	$(0.39)		$0.14

Diluted (loss) earnings per share	$(0.39)		$0.14

Weighted average shares - basic	172,091		169,745

Weighted average shares - diluted	172,091		170,490

Material and Non-Public Information

Confidential and Proprietary - Finance

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Nine Months Ended September 30,
	2006	%	2005	%
REVENUES:
Investment banking:
Capital raising	$118,304	57.8%	$267,887	48.8%
Advisory	14,976	7.3%	10,344	1.9%
Institutional brokerage:
Agency commissions and principal transactions	82,111	40.1%	75,934	13.7%
Mortgage trading interest	48,638	23.8%	11,304	2.1%
Mortgage trading net investment loss	(2,992)	-1.5%	(2,401)	-0.4%
Asset management:
Base management fees	15,042	7.4%	24,195	4.4%
Incentive allocations and fees	924	0.5%	1,187	0.2%
Principal investment:
Interest	413,388	202.1%	360,021	65.6%
Net investment (loss) income	(175,726)	-85.9%	18,746	3.4%
Dividends	12,508	6.1%	20,583	3.7%
Mortgage Banking:
Interest	66,856	32.7%	49,182	9.0%
Net investment income	56,231	27.5%	35,640	6.5%
Other	16,992	8.2%	17,138	3.1%

Total revenues	667,252	326.1%	889,760	162.0%
Interest expense	446,909	218.4%	334,920	60.9%
Provision for loan losses	15,740	7.7%	6,028	1.1%

Revenues, net of interest expense and provision for loan losses	204,603	100.0%	548,812	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	224,634	109.8%	244,162	44.5%
Professional services	41,498	20.3%	49,994	9.1%
Business development	30,266	14.8%	36,215	6.6%
Clearing and brokerage fees	8,315	4.1%	6,435	1.2%
Occupancy and equipment	36,383	17.8%	23,893	4.4%
Communications	18,091	8.8%	14,893	2.7%
Other operating expenses	69,261	33.9%	45,695	8.3%

Total non-interest expenses	428,448	209.5%	421,287	76.8%

Operating (loss) income	(223,845)	-109.5%	127,525	23.2%

OTHER INCOME:
Gain on sale of subsidiary shares	121,511	59.4%	—	0.0%

Net (loss) income before income taxes and minority interest	(102,334)	-50.0%	127,525	23.2%

Income tax (benefit) provision	(26,541)	-13.0%	26,825	4.9%
Minority interest in loss of consolidated subsidiary	(4,708)	-2.3%	—	0.0%

Net (loss) income	$(71,085)	-34.7%	$100,700	18.3%

Basic (loss) earnings per share	$(0.41)		$0.60

Diluted (loss) earnings per share	$(0.41)		$0.59

Weighted average shares - basic	171,376		169,166

Weighted average shares - diluted	171,376		170,122

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the nine months ending September 30, 2006	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$118,304	$6,852	$45,117	$66,335
Advisory	14,976	5,826	6,281	2,869
Institutional brokerage:
Agency commissions and principal transactions	82,111	22,730	30,252	29,129
Mortgage trading interest	48,638	13,845	17,143	17,650
Mortgage trading net investment loss	(2,992)	(1,546)	(209)	(1,237)
Asset management:
Base management fees	15,042	4,880	5,065	5,097
Incentive allocations and fees	924	(31)	(53)	1,008
Principal investment:
Interest	413,388	150,649	113,613	149,126
Net investment (loss) income	(175,726)	(170,621)	(31,290)	26,185
Dividends	12,508	4,750	4,059	3,699
Mortgage Banking:
Interest	66,856	22,476	21,267	23,113
Net investment income	56,231	16,092	29,401	10,738
Other	16,992	6,540	5,465	4,987

Total revenues	667,252	82,442	246,111	338,699
Interest expense	446,909	165,237	128,189	153,483
Provision for loan losses	15,740	—	7,348	8,392

Revenues, net of interest expense and provision for loan losses	204,603	(82,795)	110,574	176,824

Non-interest expenses
Compensation and benefits	224,634	69,405	71,732	83,497
Professional services	41,498	14,308	12,925	14,265
Business development	30,266	7,577	8,604	14,085
Clearing and brokerage fees	8,315	2,917	3,082	2,316
Occupancy and equipment	36,383	12,909	12,232	11,242
Communications	18,091	6,471	6,013	5,607
Other operating expenses	69,261	23,291	24,993	20,977

Total expenses	428,448	136,878	139,581	151,989

Operating (loss) income	(223,845)	(219,673)	(29,007)	24,835
Other income
Gain on sale of subsidiary shares	121,511	121,511	—	—

Net (loss) income before income taxes and minority interest	(102,334)	(98,162)	(29,007)	24,835

Income tax (benefit) provision	(26,541)	(26,062)	1,240	(1,719)
Minority interest in loss of consolidated subsidiary	(4,708)	(4,708)	—	—

Net (loss) income	$(71,085)	$(67,392)	$(30,247)	$26,554

ROE (annualized)	-7.7%	-22.1%	-9.4%	8.2%
ROE (annualized-excluding AOCI) (1)	-7.6%	-22.2%	-9.5%	8.1%

Total shareholders’ equity	$1,163,681	$1,163,681	$1,270,361	$1,301,949
Total shareholders’ equity, net of AOCI (1)	$1,181,373	$1,181,373	$1,250,117	$1,306,450

Basic (loss) earnings per share	$(0.41)	$(0.39)	$(0.18)	$0.16
Diluted (loss) earnings per share	$(0.41)	$(0.39)	$(0.18)	$0.16

Ending shares outstanding (in thousands)	172,506	172,506	171,812	171,236

Book value per share	$6.75	$6.75	$7.39	$7.60
Book value per share, net of AOCI (1)	$6.85	$6.85	$7.28	$7.63

Gross assets under management (in millions)
Managed accounts	$376.6	$376.6	$386.8	$383.9
Hedge & offshore funds	102.1	102.1	125.8	136.6
Mutual funds	1,825.1	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	48.5	48.5	48.2	50.5

Total	$2,352.3	$2,352.3	$2,311.4	$2,420.5

Net assets under management (in millions)
Managed accounts	$376.6	$376.6	386.8	$380.9
Hedge & offshore funds	98.3	98.3	116.1	125.4
Mutual funds	1,817.8	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	46.9	46.9	46.7	49.1

Total	$2,339.6	$2,339.6	$2,292.2	$2,398.8

Employee count	2,909	2,909	2,651	2,531

(1)	Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the year ending December 31, 2005	Q-4 05	Q-3 05	Q-2 05	Q-1 05
Revenues
Investment banking:
Capital raising	$356,753	$88,866	$86,035	$95,039	$86,813
Advisory	17,759	7,415	3,026	6,180	1,138
Institutional brokerage:
Agency commissions and principal transactions	100,728	24,794	24,793	23,357	27,784
Mortgage trading interest	30,859	19,555	11,304	—	—
Mortgage trading net investment loss	(3,820)	(1,419)	(2,401)	—	—
Asset management:
Base management fees	30,348	6,153	7,914	7,813	8,468
Incentive allocations and fees	1,929	742	832	730	(375)
Principal investment:
Interest	549,832	189,811	144,401	116,724	98,896
Net investment (loss) income	(239,754)	(258,500)	4,866	17,738	(3,858)
Dividends	36,622	16,039	8,772	8,371	3,440
Mortgage Banking:
Interest	78,007	28,825	27,280	15,543	6,359
Net investment (loss) income	13,741	(21,899)	17,600	14,559	3,481
Other	22,302	5,164	5,479	6,030	5,629

Total revenues	995,306	105,546	339,901	312,084	237,775
Interest expense	546,313	211,393	156,373	103,725	74,822
Provision for loan losses	14,291	8,263	4,890	1,138	—

Revenues, net of interest expense and provision for loan losses	434,702	(114,110)	178,638	207,221	162,953

Non-interest expenses
Compensation and benefits	331,492	87,330	88,348	80,015	75,799
Professional services	66,550	16,556	16,158	20,186	13,650
Business development	46,648	10,433	8,815	11,962	15,438
Clearing and brokerage fees	8,882	2,447	2,363	2,040	2,032
Occupancy and equipment	34,044	10,151	9,397	8,772	5,724
Communications	20,634	5,741	5,561	5,300	4,032
Other operating expenses	70,679	24,984	16,861	12,540	16,294

Total non-interest expenses	578,929	157,642	147,503	140,815	132,969

Net (loss) income before income taxes	(144,227)	(271,752)	31,135	66,406	29,984

Income tax provision (benefit)	26,683	(142)	8,090	13,163	5,572

Net (loss) income	$(170,910)	$(271,610)	$23,045	$53,243	$24,412

ROE (annualized)	-11.9%	-80.5%	6.3%	14.3%	6.4%
ROE (annualized-excluding AOCI) (1)	-11.7%	-74.7%	5.9%	13.8%	6.0%

Total shareholders’ equity	$1,304,170	$1,304,170	$1,394,137	$1,519,021	$1,458,861
Total shareholders’ equity, net of AOCI (1)	$1,305,147	$1,305,147	$1,603,305	$1,631,955	$1,629,293

Basic (loss) earnings per share	$(1.01)	$(1.60)	$0.14	$0.31	$0.15
Diluted (loss) earnings per share	$(1.01)	$(1.60)	$0.14	$0.31	$0.14

Ending shares outstanding (in thousands)	170,264	170,264	169,891	169,617	169,214

Book value per share	$7.66	$7.66	$8.21	$8.96	$8.62
Book value per share, net of AOCI (1)	$7.67	$7.67	$9.44	$9.62	$9.63

Gross assets under management (in millions)
Managed accounts	$463.4	$463.4	$437.2	$510.4	$242.4
Hedge & offshore funds	154.3	154.3	239.0	463.1	601.1
Mutual funds	1,883.3	1,883.3	2,078.1	2,185.0	2,213.9
Private equity and venture capital funds	56.2	56.2	42.7	41.3	69.5

Total	$2,557.2	$2,557.2	$2,797.0	$3,199.8	$3,126.9

Net assets under management (in millions)
Managed accounts	$329.5	$329.5	$255.5	$257.3	$223.0
Hedge & offshore funds	150.5	150.5	227.8	401.1	490.3
Mutual funds	1,872.8	1,872.8	2,069.9	2,176.6	2,204.2
Private equity and venture capital funds	46.8	46.8	39.9	37.8	66.3

Total	$2,399.6	$2,399.6	$2,593.1	$2,872.8	$2,983.8

Employee count	2,449	2,449	2,455	2,226	2,123

(1)	Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

	30-Sep-06	31-Dec-05
ASSETS

Cash and cash equivalents	$365,121	$238,615
Restricted cash	4,081	6,101
Receivables
Securities sold	946,063	—
Other	231,516	259,519
Investments:
Mortgage-backed securities, at fair value	5,971,276	8,002,561
Loans held for investment, net	—	6,841,266
Loans held for sale, net	5,668,669	963,807
Long-term investments	242,111	347,644
Reverse repurchase agreements	120,103	283,824
Trading securities, at fair value	488,084	1,032,638
Due from clearing broker	154,570	71,065
Derivative assets, at fair value	55,229	70,636
Goodwill	162,765	162,765
Intangible assets, net	22,807	26,485
Furniture, equipment and leasehold improvements, net	44,614	46,382
Prepaid expenses and other assets	181,046	82,482

Total assets	$14,658,055	$18,435,790

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Trading account securities sold short but not yet purchased, at fair value	$81,484	$150,547
Commercial paper	3,720,804	6,996,950
Repurchase agreements	2,687,363	2,698,619
Securities purchased	1,358,462	—
Derivative liabilities, at fair value	60,354	31,952
Dividends payable	8,751	34,588
Interest payable	12,939	12,039
Accrued compensation and benefits	34,537	82,465
Accounts payable, accrued expenses and other liabilities	129,451	82,576
Temporary subordinated loan payable	—	75,000
Securitization financing	4,942,263	6,642,198
Long-term debt	324,447	324,686

Total liabilities	13,360,855	17,131,620

Minority Interest	133,519	—

Shareholders’ equity:
Common stock, 174,392 and 172,854 shares	1,744	1,729
Additional paid-in capital	1,551,248	1,547,128
Employee stock loan receivable including accrued interest (9 and 551 shares)	(72)	(4,018)
Deferred Compensation, net	—	(15,602)
Accumulated other comprehensive loss, net of taxes	(17,691)	(977)
Accumulated deficit	(371,548)	(224,090)

Total shareholders’ equity	1,163,681	1,304,170

Total liabilities and shareholders’ equity	$14,658,055	$18,435,790